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Exhibit 10.2 Securities Account Control Agreement, dated as of November 7, 2001.

                      SECURITIES ACCOUNT CONTROL AGREEMENT

         Securities Account Control Agreement, dated as of November 7, 2001, among SOURCE MEDIA, INC. (the "Company"), U.S. TRUST COMPANY OF TEXAS, N.A. (the "Secured Party"), as trustee under the Indenture, dated as of October 30, 1997, between the Company and the Secured Party, in its capacity as trustee thereunder, and U.S. TRUST COMPANY OF TEXAS, N.A., as securities intermediary (the "Securities Intermediary"). Capitalized terms used but not defined herein shall have the meanings assigned in the Security Agreement, dated as of October 30, 1997 (as heretofore amended or modified, the "Security Agreement"), made by the Company and the other Grantors listed therein in favor of the Secured Party, in its capacity as collateral agent for the ratable benefit of the holders of the 12% Senior Secured Notes due 2004 issued by the Company under the Indenture. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

         Section 1. Establishment of Securities Account. The Company hereby directs the Securities Intermediary to establish, and the Securities Intermediary hereby does establish, a securities account to be maintained by the Securities Intermediary as a securities intermediary in the name of "Source Media, Inc., Pledge Security Account, subject to the lien of U.S. Trust Company of Texas, N.A., as Trustee", (such account and any successor account the "Securities Account"). The Securities Intermediary hereby confirms and agrees that (i) the Securities Intermediary has established the Securities Account with account number 7651499, (ii) the Securities Account is an account to which a financial asset (as such term is defined in Section 8-102(a)(9) of the UCC) is or may be credited in accordance with this Securities Account Control Agreement and the Security Agreement, (iii) any item of property (whether U.S. Government Securities or investment property, financial asset, security, instrument or cash, as each such term is defined in the UCC) credited to the Securities Account shall be treated as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC), (iv) all securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Company, payable to the order of the Company or specially endorsed to the Company except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank, (v) for the purposes hereof "financial assets" shall include uninvested cash and U.S Government Securities, (vi) the Securities Account is a "securities account" as such term is defined in Section 8-501(a) of the UCC maintained on the books of the Securities Intermediary in the name of "Source Media, Inc., Pledge Securities Account, subject to the lien of U.S. Trust Company of Texas, N.A., as Trustee" and all property delivered to the Securities Intermediary pursuant to this Securities Account Control Agreement or the Security Agreement will be promptly credited to the Securities Account; (vii) the Company has deposited 288,200 shares of Common Stock of Liberate Technologies, Inc. (the "Liberate Stock") and $5,086,718.18 into the Securities Account; (viii) for the avoidance of doubt, the Securities Account and the financial assets carried therein including, without limitation, the Liberate Stock and any proceeds thereof , shall constitute Collateral for all purposes of the Security Agreement; (ix) the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Company and the Secured Party; and (x) the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning the Securities Accounts and/or any financial assets credited thereto simultaneously to each of the Company and the Secured Party at the address for each set forth in Section 9 of this Securities Account Control Agreement.

         Section 2. Entitlement Orders. For the purposes of this Securities Account Control Agreement, the Secured Party is an entitlement holder within the meaning of Section 8-102(a)(7) of the UCC. If at any time the Securities Intermediary shall receive any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC), instruction or order issued by the Secured Party and relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order, instruction or order without further consent by the Company or any other person. Unless notified to the contrary in writing by the Secured Party, the Securities Intermediary will not accept or comply with any entitlement orders, instructions, or orders issued by the Company or any other persons relating to the Securities Account or any of the financial assets contained therein, and will not

                                            Securities Account Control Agreement


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distribute to the Company or any other persons any interest or other distributions on property in the Securities Account; provided, however, the Securities Intermediary shall accept any orders issued by the Company that solely direct the Securities Intermediary to sell securities in the Securities Account provided that the net proceeds of any such sale are immediately deposited and remain in the Securities Account subject to the terms of this Securities Account Control Agreement. The Company acknowledges that the Securities Account and the financial assets and all other property contained therein are Collateral which secure the Obligations.

         Section 3. Choice of Law. Both this Securities Account Control Agreement and the Securities Account (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws. Without limiting the foregoing, the "Securities Intermediary's jurisdiction" within the meaning of Section 8-110(e) of the UCC is and shall continue to be the State of New York.

         Section 4. Conflict with Other Agreements. There are no other agreements entered into between the Securities Intermediary, in its capacity as such, and the Company or the Secured Party with respect to the Securities Account or any securities entitlements or other financial assets credited thereto. In the event of any conflict between this Securities Account Control Agreement (or any portion thereof) and any other control agreement now existing or hereafter entered into by the Securities Intermediary in respect of the Securities Account, the terms of this Securities Account Control Agreement shall prevail. Neither the Securities Intermediary nor the Company will enter into any other agreement with respect to the Securities Account unless the Secured Party shall have provided prior written consent thereto. Neither the Securities Intermediary nor the Company will enter into any other agreement with respect to creation or perfection of any security interest in, or control of, security entitlements maintained in the Securities Account without the prior written approval of the Secured Party.

         Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest in the Securities Account of the Secured Party. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Account, and (ii) the face amount of any checks or other items which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         Section 6. Notice of Adverse Claims. Except for the claims and interest of the Secured Party and of the Company in the Securities Account, neither the Securities Intermediary nor the Company on the date hereof knows of any claim to, or security interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto and does not know of any claim that any Person other than the Secured Party has been given "control" of the Securities Account or any such financial asset. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of "control") against any of the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Company thereof.

         Section 7. Amendments. No amendment or modification of this Securities Account Control Agreement shall be binding on any parties hereto unless it is in writing and is signed by all of the parties hereto.

         Section 8. Successors. The terms of this Securities Account Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. Neither the Company nor the Securities Intermediary may assign their rights hereunder without the express written consent of the Secured Party.

                                            Securities Account Control Agreement


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         Section 9. Notices. All notices and other communications required or permitted to be given or made under this Securities Account Control Agreement shall be in writing and shall be deemed conclusively to have been duly given:
(a) on the day of hand delivery; (b) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; and (c) one Business Day following the day timely delivered to a next-day air courier addressed as set forth below:


                  To the Securities Intermediary:

                           ---------------------

                           ---------------------

                           ---------------------
                           Attention:

                  To the Secured Party:
                           U.S. TRUST COMPANY OF TEXAS, N.A.
                           2001 Ross Avenue
                           Suite 2700
                           Dallas, Texas 75201
                           Attention:  John C. Stohlmann

                  With a copy to:
                           HAYNES & BOONE, LLP
                           201 Main Street, Suite 2200
                           Fort Worth, Texas 76102
                           Attention:  William D. Greenhill
                           Telecopy:  817-348-2321

                  To the Company
                           SOURCE MEDIA, INC.
                           5601 Executive Drive,
                           Suite 200
                           Irving, Texas 75038
                           Attention:  General Counsel

                  with a copy to:
                           SONNENSCHEIN NATH & ROSENTHAL
                           1221 Avenue of the Americas
                           New York, New York  10020
                           Attention:  Robert Winikoff
                           Telecopy:   (212) 768-6800

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

         Section 10. Termination. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interests in the Securities Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Company nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Secured Party in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing.

         Section 11. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants: (a) the Securities Account has been established as set forth in this Securities Account Control Agreement and will be maintained in

                                            Securities Account Control Agreement


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the manner set forth herein until the termination of this Securities Account
Control Agreement; and (b) this Securities Account Control Agreement is the legal, valid and binding obligation of the Securities Intermediary.

                  Section 12. Counterparts. This Securities Account Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Securities Account Control Agreement by signing and delivering one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Securities Account Control Agreement as of the date first written above.

                                        SOURCE MEDIA, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        U.S. TRUST COMPANY OF TEXAS, N.A., as
                                        Trustee in its capacity as collateral
                                        agent under the Security Agreement



                                        By:
                                           ------------------------------------
                                           Name:  John C. Stohlmann
                                           Title:  Vice President


Acknowledged and Agreed as of the date first above written:


-----------------------------------,
as Securities Intermediary


By:
   ----------------------------------
   Name:
   Title:

                                            Securities Account Control Agreement


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